SECURITY AGREEMENT

      This Security Agreement (this "Agreement") dated the 29th day of April, 2004, is made by Decorize, Inc., a Delaware corporation ("Borrower"), in favor of SRC Holdings Corporation, a Missouri corporation ("Lender").

                                R E C I T A L S:

      A. Borrower has executed and delivered to Lender that certain Secured Line of Credit Promissory Note in the principal amount of up to $500,000, dated the date of this Agreement (the "Note").

      B. For value received, Borrower has agreed to enter into this Agreement and grant to Lender a continuing security interest in, and lien on, the Collateral (as defined below), in order to secure the payment and prompt performance of the Obligations (defined below).

                                   AGREEMENT:

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Borrower and Lender agree as follows:

      1. Conditions; Grant of Security. This Agreement is hereby made subject to the Note and all of its terms and conditions. All capitalized terms used but not defined in this Agreement shall have the respective meanings given to such terms in the Note. Borrower hereby assigns, pledges and grants to Lender for its benefit, a continuing security interest in, all of the assets currently owned by or hereafter acquired by Borrower and physically located in Springfield, Missouri, including, but not limited to purchase orders, inventory, contracts, agreement, and all books and records (including, without limitation, all written records, invoices, purchase orders, computer disks, tapes, printouts and other storage media) evidencing or relating in any way to the foregoing, but specifically excluding any real property interests or accounts receivable (collectively, the "Collateral").

      2. Security for Obligations. This Agreement and the security interest created hereby secures the prompt and complete payment, observance and performance of all duties, liabilities, obligations and indebtedness of every kind, nature and description owing by Borrower to Lender arising from the Note (collectively, the "Obligations").

      3. Borrower Remains Liable. Notwithstanding anything to the contrary contained in this Agreement: (a) Borrower shall remain liable under the contracts and agreements included in the Collateral and obligated to perform all of its duties and obligations under such contracts and agreements, to the same extent as if this Agreement had not been executed, (b) the exercise by Lender of any of its rights under this Agreement shall not release Borrower from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) Lender shall have no obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Lender be obligated to perform any of the obligations or duties of Borrower thereunder or to take any action to collect or enforce any claim for payment assigned to Lender under this Agreement.

      4. Representations and Warranties. Borrower represents and warrants as follows:

            (a) Borrower owns the Collateral free and clear of any lien, security interest, charge or encumbrance of any kind whatsoever (collectively, "Liens"), except for those liens granted in the Subordinated Security Agreement, dated December 10, 2003 (the "Parsons Agreement"), by and between Borrower and James K. Parsons, and those represented by the Financing Statements (as defined below) set forth on Exhibit A to this Agreement. The security interests granted by this Agreement shall be senior to any granted by the Company in the Parsons Agreement. No effective financing statement, continuation statement or amendment thereto promulgated under the Uniform Commercial Code (the "Code") of any state (collectively, "Financing Statement") or other similar instrument covering all or any part of the Collateral is on file in any recording office, except for Financing Statements as may be filed, or may have been filed, in favor of Lender, and those listed on Exhibit A to this Agreement. The validity of the Collateral in whole or in part, and Borrower's title thereto, is not currently being questioned in any litigation or regulatory proceeding to which Borrower is a party, nor is any such litigation or proceeding threatened.

            (b) No authorization, approval or other action by, and no notice to or other filing with, any governmental authority or regulatory body is required for the execution, delivery or performance of this Agreement by Borrower, or for the perfection of or the exercise by Lender of its rights and remedies under this Agreement, which has not been previously obtained (other than any required filing of Financing Statements by Lender).

            (c) All representations and warranties made by Borrower in the Note are hereby incorporated by reference, to the same extent as if fully set forth in this Agreement.

      5.    Further Assurances.

            (a) Borrower agrees that from time to time, Borrower will promptly execute and deliver all further instruments and documents, and take all further action, that may be required by this Agreement, or that Lender may reasonably request, in order to perfect and protect any security interest evidenced or purported to be evidenced by this Agreement or to enable Lender to exercise and enforce rights and remedies available to it under this Agreement or otherwise with respect to the Collateral.

            (b) Borrower hereby authorizes Lender to file one or more Financings Statements relative to all or any part of the Collateral without the signature of Borrower where permitted by law. A carbon, photographic or other reproduction of this Agreement or any Financing Statement covering the Collateral in whole or in part shall be sufficient as a Financing Statement where permitted by law.

            (c) Borrower will promptly furnish to Lender from time to time, such statements, reports, schedules, copies of purchase orders, invoices and other documents identifying and describing the Collateral as Lender may reasonably request, prepared in reasonable detail.

      6. Insurance. Borrower shall, at its own expense, maintain insurance with respect to the Collateral in such amounts, against such risks, in such form and with by financially sound and reputable insurers, as shall be reasonably satisfactory to Lender, including, without limitation, insurance covering the Collateral for property damage, fire and hazard risk, transport risk, maritime risk, and risk of failure to pay and/or inability to pay, in reasonable and customary amounts for businesses similar to that of Borrower.

      7. Transfers and Other Liens. Borrower shall not:

            (a) except for in the ordinary course of business, sell, lease transfer, convey, assign (by operation of law or otherwise), or otherwise dispose of any of the Collateral; or

            (b) create or suffer to exist any Lien upon or with respect to any of the Collateral to secure indebtedness of Borrower or any other person, or for any other reason, except for the security interest created by this Agreement.

      8. Lender Appointed Attorney-in-Fact. Borrower hereby irrevocably appoints Lender as Borrower's attorney-in-fact, with full authority in the place and stead of Borrower and in the name of Borrower or otherwise, from time to time in Lender's discretion at any time after the occurrence of an ongoing Event of Default, to take any action and to execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this Agreement, without limitation:

            (a) to obtain and adjust insurance required pursuant to Section 6;

            (b) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

            (c) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or
      (b) above; and

            (d) to file any claims or take any action or institute any proceedings which Lender may deem necessary or desirable to enforce the rights of Lender with respect to any of the Collateral.

      9. Lender May Perform. If Borrower fails to perform any covenant or agreement contained in this Agreement, Lender may itself perform, or cause performance of, such covenant or agreement, and the expenses of Lender incurred in connection therewith shall become a part of the Obligations under this Agreement.

      10. Lender's Duties. The powers conferred on Lender under this Agreement are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it under this Agreement, Lender shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

      11. Events of Default. Each of the following events constitutes an Event of Default under this Agreement:

            (a) Borrower fails to pay any Obligation when due and payable, whether at a date for the payment of a fixed installment or as a contingent or other payment becomes due and payable or as a result of acceleration or otherwise, and such failure continues for five (5) days after notice thereof is received from Lender;

            (b) any Event of Default occurs under the Note; or

            (c) any Lien shall be placed on the Collateral in whole or in part except for (i) Liens in favor of Lender, or (ii) other Liens that have been approved by the prior written consent of the Lender.

      12. Remedies. If any Event of Default shall occur, Lender may protect and enforce its rights under this Agreement by any appropriate proceedings, including proceedings for specific performance of any covenant or agreement contained in this Agreement or any Obligations due it or enforce any other legal or equitable right which it may have. All rights, remedies and powers conferred upon Lender under this Agreement shall be deemed cumulative and not exclusive of any other rights, remedies or powers available under this Agreement at law or in equity. Lender's authority and rights shall include, without limitation, the following:

            (a) Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for in this Agreement or otherwise available to it, all the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Collateral) and also may (i) require Borrower to, and Borrower hereby agrees that it will at its expense and upon request of Lender forthwith, assemble all or part of the Collateral as directed by Lender and make it available to Lender and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale for cash, on credit or for future delivery, and upon such other terms as Lender may deem commercially reasonable. Borrower agrees that, to the extent notice of sale shall be required by law, at least ten
      (10) business days' notice to Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) All cash proceeds received by Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Lender, be held by Lender as collateral for, and/or then or at any time thereafter applied in whole or in part by Lender against all or any part of the Obligations in such order as

      Lender shall elect, subject to any mandatory provisions of this Agreement, the Note or applicable law. Any surplus of such cash or cash proceeds held by Lender and remaining after payment in full of all the Obligations shall be paid over to Borrower or to whomsoever may be lawfully entitled to receive such surplus.

      The execution and delivery of this Agreement in no manner shall impair or affect any other security (by endorsement or otherwise) for the payment of the Obligations and no security taken hereafter as security for payment of the Obligations shall impair in any manner or affect this Agreement, all such present and further additional security to be considered as cumulative security. Any of the Collateral for, or any obligor on, any of the Obligations may be released without altering, varying or diminishing in any way the force, effect, Lien, security interest, or charge of this Agreement as to the Collateral not expressly released, and this Agreement shall continue as a security interest and charge on all of the Collateral not expressly released until all the Obligations secured hereby have been paid in full. This Agreement shall not be construed as relieving Borrower from full recourse liability on the Obligations and any and all further and other indebtedness secured by this Agreement and for any deficiency thereon.

      13. Indemnity and Expenses.

            (a) Borrower agrees to indemnify Lender from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from Lender's gross negligence or willful misconduct.

            (b) Borrower will upon demand pay to Lender the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which Lender may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Lender under this Agreement, or
      (iv) the failure by Borrower to perform or observe any of the provisions of this Agreement.

      14. Security Interest Absolute. All rights of Lender and security interests created by this Agreement, and all Obligations of Borrower under this Agreement, shall be absolute and unconditional, irrespective of:

            (a) any lack of validity or enforceability of the Note or any related document or instrument;

            (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from the Note;

            (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

            (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Borrower, or a third party holder of a security interest.

      15. Amendments; Waivers. No amendment or waiver of any provision of this Agreement nor consent to any departure by Borrower from the provisions of this Agreement, shall in any event be effective unless the same shall be in writing and signed by both Borrower and Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      16. Addresses for Notices. Unless otherwise provided in this Agreement, all notices, requests, consents, demands and other communications shall be in writing and shall be delivered by (a) United States certified mail, return receipt requested, postage prepaid, (b) facsimile transmission, with receipt of successful transmission, (c) in person or by courier with receipt of delivery, or (d) nationally recognized overnight delivery service, with receipt of delivery, in each case to such party's respective address as set forth on the signature page to this Agreement; or, as to any party, to such other address as may be designated by such party in written notice to the other party. All notices, requests, consents and demands made under this Agreement will be effective, if addressed to Lender or Borrower as aforesaid, with proof of delivery.

      17. Continuing Security Interest; Transfer of Note. This Agreement shall create a continuing security interest in the Collateral and shall (a) be binding upon Borrower, its successors and assigns, and (b) inure, together with the rights and remedies of Lender hereunder, to the benefit of Lender, its successors, transferees and assigns. Upon the payment in full of the Obligations, the security interest granted by this Agreement shall terminate and all rights to the Collateral shall revert to Borrower. Upon any such termination, Lender will, at Borrower's expense, execute and deliver to Borrower such documents as Borrower shall reasonably request to evidence such termination.

      18. GOVERNING LAW. THIS AGREEMENT SHALL BE INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, UNDER AND GOVERNED BY, THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO ITS CONFLICTS OF LAWS PROVISIONS. The parties irrevocably submit to the exclusive jurisdiction of the state and federal courts located in Greene County, Missouri for the purpose of any suit, action or other proceeding arising out of or based on this Agreement. Each party, to the extent applicable law permits, waives, and will not assert by way of motion, as a defense or otherwise, in any suit, action or proceeding brought in the above-named courts, any claim that (a) it is not subject personally to the jurisdiction of those courts, (b) the suit, action or proceeding is brought in an inconvenient forum,
(c) the venue of the suit, action or proceeding is improper, or (d) any of these agreements and instruments, or their respective subject matter, may not be enforced in or by these courts.

      19. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, and all of which shall constitute one and the same agreement.

      IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be duly executed and delivered as of the date first above written.

                                        BORROWER:

                                        DECORIZE, INC.,
                                        a Delaware corporation

                                        By: /s/ Steve Crowder
                                           -------------------------------------
                                        Name:  Steve Crowder
                                        Title: President

                                        Address: 1938 East Phelps
                                                 Springfield, Missouri 65802
                                                 Attn:  Chief Financial Officer

                                        LENDER:

                                        SRC HOLDINGS CORPORATION,
                                        a Missouri corporation

                                        By: /s/ John P. Stack
                                           -------------------------------------
                                        Name:  John P. Stack
                                        Title: President

                                        Address: 3140 East Division Street
                                                 Springfield, MO 65802

                                    EXHIBIT A

                            UCC FINANCING STATEMENTS

SECURED PARTY                                           FINANCING STATEMENT #            FILING DATE
-------------                                           ---------------------            -----------
Liberty Bank                                            11003974                         August 21, 2001
1414 E. Primrose
Springfield, MO  65804

GE Capital Commercial Services, Inc.                    11189302                         October 9, 2001
P.O. Box 2730
High Point, NC  27260

Liberty Bank                                            11261994                         October 1, 2001
1414 E. Primrose
Springfield, MO  65804

The CIT Group/Commercial Services, Inc.                 30115041                         January 14, 2003
301 S. Tryon Street
P.O. Box 31307 (28231-1307) Charlotte, NC 28202

CitiCapital Technology Finance, Inc.                    31310823                         May 2, 2003
1255 Wrights Lane
Westchester, PA  19380